UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2006

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 22, 2006, the Compensation Committee (the “Committee”) of The South Financial Group, Inc. (the “Company”) approved the criteria pursuant to which bonuses will be paid to the Company’s executive officers under the Company’s Management Performance Incentive Plan and the Company’s Long Term Incentive Plan (the “LTIP”) for fiscal 2006 and the period from 2006 through 2008.

This was reported in a Current Report on Form 8-K dated February 22, 2006.

On March 20, 2006, the Committee expanded the criteria pursuant to which bonuses will be paid to the Company’s executive officers under the LTIP to include return on equity.

Other factors will be continue to be considered by the Committee in evaluating the Company’s overall performance, including, for example, the Company’s performance trends and the performance of the banking industry in general.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The South Financial Group, Inc.

March 24, 2006	By:	/s/ William P. Crawford, Jr.
William P. Crawford, Jr.
Executive Vice President and General Counsel

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